NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND

SUPPLEMENT DATED JUNE 1, 2016

TO THE PROSPECTUS DATED NOVEMBER 30, 2015

1.	The section “Fund Summaries—Nuveen Tradewinds Global All-Cap Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees[3]	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.58%	1.08%
Fee Waivers and/or Expense Reimbursements[4]	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%	1.95%	1.45%	0.95%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.55% after November 30, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

2.	The section “Fund Summaries—Nuveen Tradewinds Global All-Cap Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$690	$198	$148	$97	$690	$198	$148	$97
3 Years	$954	$633	$479	$324	$954	$633	$479	$324
5 Years	$1,244	$1,101	$842	$576	$1,244	$1,101	$842	$576
10 Years	$2,068	$2,395	$1,862	$1,299	$2,068	$2,395	$1,862	$1,299

3.	The second paragraph of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” is deleted in its entirety and replaced with the following:

Average Daily Net Assets	Nuveen Tradewinds Emerging Markets Fund	Nuveen Tradewinds Global All-Cap Fund	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Japan Fund
For the first $125 million	1.0000%	0.5500%	0.6900%	0.7000%
For the next $125 million	0.9875%	0.5375%	0.6775%	0.6875%
For the next $250 million	0.9750%	0.5250%	0.6650%	0.6750%
For the next $500 million	0.9625%	0.5125%	0.6525%	0.6625%
For the next $1 billion	0.9500%	0.5000%	0.6400%	0.6500%
For net assets over $2 billion	0.9250%	0.4750%	0.6150%	0.6250%

4.	The fifth paragraph of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” is deleted in its entirety and replaced with the following:

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Nuveen Tradewinds Emerging Markets Fund	1.50% through November 30, 2016 and 1.85% thereafter
Nuveen Tradewinds Global All-Cap Fund	0.99% through November 30, 2017 and 1.55% thereafter
Nuveen Tradewinds Japan Fund	1.25% through November 30, 2016 and 1.50% thereafter

PLEASE KEEP THIS WITH YOUR PROSPECTUS FOR FUTURE REFERENCE

MGN-TGACP-0616P